================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 17, 2002

                                 WorldCom, Inc.
             (Exact Name of Registrant as Specified in its Charter)


    Georgia                         0-11258                    58-1521612
(State or Other                 (Commission File              (IRS Employer
Jurisdiction of                     Number)               Identification Number)
Incorporation)


                            500 Clinton Center Drive
                           Clinton, Mississippi 39056
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (601) 460-5600



================================================================================

ITEM 5. OTHER EVENTS.

       On May 17, 2002, the Company issued a press release relating to the postponement of its annual meeting, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7(C).  EXHIBITS.

See Exhibit Index.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WORLDCOM, INC.



Date:  May 17, 2002                    By: /s/ Scott D. Sullivan
                                           ------------------------------------
                                           Scott D. Sullivan
                                           Chief Financial Officer

                                  EXHIBIT INDEX


     EXHIBIT NO.                         DESCRIPTION
     -----------                         -----------

     99.1                                Press Release Dated May 17, 2002